                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                         BREMER INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          BREMER INVESTMENT FUNDS, INC.
                               COLD SPRING CENTER
                            4150 SECOND STREET SOUTH
                           ST. CLOUD, MINNESOTA 56302

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                BREMER BOND FUND
                            BREMER GROWTH STOCK FUND
                      LEGACY MINNESOTA MUNICIPAL BOND FUND

                               ------------------

         Notice is hereby given that an Annual Meeting of Shareholders of the Bremer Bond Fund, the Bremer Growth Stock Fund and the Legacy Minnesota Municipal Bond Fund (the "Funds"), each a fund of Bremer Investment Funds, Inc. (the "Company"), will be held at the Best Western Kelly Inn, One Sunwood Drive, St. Cloud, Minnesota 56302, on Thursday, February 28, 2002, at 2:00 p.m., for the following purposes:

         1.    To elect six directors of the Company;

         2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending September 30, 2002; and

         3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Holders of record of shares of the Funds at the close of business on January 7, 2002 are entitled to notice of and to vote at the Meeting and at any adjournments thereof. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                            By order of the Board of Directors,


                                            Timothy Murphy
                                            Secretary

St. Cloud, Minnesota
January 30, 2002

                          BREMER INVESTMENT FUNDS, INC.
                               COLD SPRING CENTER
                            4150 SECOND STREET SOUTH
                           ST. CLOUD, MINNESOTA 56302

                              ---------------------

                                 PROXY STATEMENT

                                BREMER BOND FUND
                            BREMER GROWTH STOCK FUND
                      LEGACY MINNESOTA MUNICIPAL BOND FUND

                              ---------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2002

         This proxy statement and accompanying proxy card ("proxy") are furnished to shareholders of the Bremer Bond Fund, Bremer Growth Stock Fund and Legacy Minnesota Municipal Bond Fund (individually a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by the Board of Directors (the "Board") of Bremer Investment Funds, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the Best Western Kelly Inn, One Sunwood Drive, St. Cloud, Minnesota 56302, on Thursday, February 28, 2002, at 2:00 p.m., and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice").

         Annual Reports for the Funds, including audited financial statements for the fiscal year ended September 30, 2001, have previously been furnished to all shareholders. Any shareholder may request an additional copy of the Annual Reports by calling 1-800-595-5552 or writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. This proxy statement and form of proxy are first being mailed to shareholders on or about January 30, 2002. The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Company. In addition, the Company will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Funds.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions contained in the proxies. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" each of the nominees for director, "FOR" the ratification of the appointment of the independent auditors and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the Meeting. The election of directors and the ratification of the independent auditors each requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present for approval. A quorum consists (in person or by proxy) of the holders of a majority of the outstanding shares of the Funds entitled to notice of, and to vote at, the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such broker or nominee does not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Any proxy may be revoked at any time before the vote at the Meeting by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Funds at the Funds' address indicated above, or by voting in person at the Meeting.

         The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

         The Board has fixed the close of business on January 7, 2002 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders of the Funds as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights.

                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

         Six directors are to be elected at the Meeting. Each director elected at the Meeting will serve until the next annual meeting of shareholders, or until his or her successor has been duly elected and qualified. As of the Record Date, the Company's Board of Directors consisted of Kenneth P. Nelson, John M. Bishop, John J. Feda, Barbara A. Grachek and David P. Melroe, all of whom are nominees for election. In addition, Lois E. Buermann is also a nominee for election.

         The Board knows of no reason why any of the nominees listed below would be unable to serve as a director, and each nominee has consented to serve if elected. If a nominee is unable to serve, the proxies received will be voted for a substitute nominee recommended by the Board.

         Certain information concerning the nominees is set forth below. For any nominee indicated as owning shares of a Fund, such ownership constituted less than 1% of the outstanding shares of such Fund as of the Record Date.

                   PERSONS NOMINATED FOR ELECTION AS DIRECTORS


                                               Principal Occupations                     Number of Shares
Name, Position with                            During Past Five Years, Other             Beneficially Owned as of
the Fund and Address                           Directorships and Age                     January 7, 2002
--------------------                           ---------------------                     ---------------

Kenneth P. Nelson (1)                          Executive Vice President and              1,452 (B)
  President and Director                       Financial Services Director of            1,989 (G)
  445 Minnesota Street, Suite 2000             Bremer Financial Corporation and
  St. Paul, Minnesota  55101                   Bremer Financial Services, Inc.
                                               since July 1999; Executive Vice
                                               President and Group President of
                                               Bremer Financial Corporation from
                                               December 1993 to July 1999; Vice
                                               President of Bremer Financial
                                               Corporation from January 1989 to
                                               December 1993; Director of Bremer
                                               Financial Services, Inc. since
                                               1984; Chief Executive Officer of
                                               Bremer Bank, National
                                               Association, from May 1997 to
                                               December 1998. Age 62.

John M. Bishop                                 President of Bishop Communications        1,230 (B)
  Director                                     Corp. for more than the past five           875 (G)
  Lakedale Telephone Company                   years. Age 56.
  Highway 55 East
  Annandale, MN  55302

John J. Feda                                   Retired. Age 76.                          5,533 (B)(2)
  Director                                                                               2,176 (G)(3)
  607 South First Street
  Marshall, Minnesota 56258


Barbara A. Grachek                             Associate Vice President for              (4)
  Director                                     Academic Affairs, St. Cloud State
  416 43rd Avenue South                        University since 1997 and Vice
  St. Cloud, Minnesota 56301-8845              President for Academic Affairs from
                                               1991 to 1997.  Age 60.

David P. Melroe (1)                            Treasurer of Bremer Financial             (4)
  Director                                     Services, Inc. since 1997.  Age 53.
  445 Minnesota Street, Suite 2000
  St. Paul, Minnesota  55101





                                               Principal Occupations                     Number of Shares
Name, Position with                            During Past Five Years, Other             Beneficially Owned as of
the Fund and Address                           Directorships and Age                     January 7, 2002
--------------------                           ---------------------                     ---------------

Lois E. Buermann                               Manager of Public Equities for the        (4)
  19910 147th Avenue North                     Minnesota State Board of Investment
  Rogers, Minnesota 55374                      since August 1996.  Age 42.


--------------------
(B)      Denotes shares held in the Bremer Bond Fund.
(G)      Denotes shares held in the Bremer Growth Stock Fund
(1) An "interested person" of the Funds, as defined in the Investment Company Act of 1940.
(2)      Includes 2,861 Shares owned jointly with spouse.
(3)      Includes 1,125 Shares owned jointly with spouse.
(4)      Nominee does not beneficially own shares in any of the Funds.

         During the Company's fiscal year ended September 30, 2001, the Board held four meetings. Each of the directors attended all meetings of the Board held during the period of his or her Board membership in the fiscal year ended September 30, 2001. The Board has no standing audit, nominating or compensation committees or any committees performing similar functions.

                               COMPENSATION TABLE

         The following table provides compensation information for the Company's directors for the fiscal year ended September 30, 2001. Executive officers of the Company and directors who are deemed to be "interested persons" of the Company, as defined in the Investment Company Act of 1940, do not receive compensation from the Company. The Company currently pays fees to outside directors of $1,000 for each in-person meeting and $500 for each telephonic meeting attended, plus out-of-pocket expenses for attending directors' meetings. Aggregate fees of $7,500 were paid to outside directors by the Company during the fiscal year ended September 30, 2001.


                              Aggregate              Pension or           Total Compensation
                              Compensation from      Retirement           from Fund and Fund      Total Number of Funds
                              the Funds for the      Benefits Accrued     Complex for the         for Which Director
                              Fiscal Year Ended      as part of Fund      Fiscal Year Ended       Serves within Fund
Name of Person                September 30, 2001     Expenses             September 30, 2001      Complex
----------------------------- ---------------------- -------------------- ----------------------- -----------------------

Kenneth P. Nelson (1)         $     0               $          0           $     0                         3
John M. Bishop                  2,500                          0             2,500                         3
John J. Feda                    2,500                          0             2,500                         3
Barbara A. Grachek              2,500                          0             2,500                         3
David P. Melroe (1)(2)              0                          0                 0                         3


-----------------
(1) An "interested person" of the Funds, as defined in the Investment Company Act of 1940.
(2) Mr. Melroe did not serve as a director during the fiscal year ended September 30, 2001.

                         PRINCIPAL HOLDERS OF SECURITIES

         Shares of each Fund issued and outstanding as of the Record Date are shown in the table below.


                            Fund                                   Shares Outstanding
                            ----                                   ------------------

       Bremer Bond Fund                                                 10,097,327
       Bremer Growth Stock Fund                                          6,093,499
       Legacy Minnesota Municipal Bond Fund                              5,040,040


         As of the Record Date, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of the Funds. The entities shown in the table below beneficially owned more than 5% of the outstanding shares of one or more Funds as of the Record Date.







                                                                            Beneficial Ownership (1)
                                                                            ------------------------

     Name and Address                    Fund                            Shares              Percentage
     ----------------                    ----                            ------              ----------

     Richfield Bank & Trust Co.          Legacy Minnesota
     6625 Lyndale Ave. S.                Municipal Bond Fund           3,300,169                65.5%
     Richfield, MN 55423

     Bremer Trust, National              Bremer Bond Fund             10,019,395                99.2%
     Association
     4150 2nd St. S.
     St. Cloud, MN 56302                 Bremer Growth Stock Fund      5,870,410                96.3%

                                         Legacy Minnesota
                                         Municipal Bond Fund           1,677,174                33.3%

--------------------
(1) Under applicable SEC regulations, a person is deemed to beneficially own shares over which that person has voting or investment power. The shares listed are owned by third parties and are held in trust and other accounts managed by Richfield Bank & Trust Co. or Bremer Trust, National Association.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                 (PROPOSAL TWO)

         The Investment Company Act of 1940 requires every registered investment company to be audited at least once each year by independent auditors selected by the board of directors, including a majority of directors who are not "interested persons" (as defined in the Investment Company Act of 1940). The Investment Company Act of 1940 also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

         At a meeting held on November 1, 2001, the directors of the Company who are not interested persons selected Arthur Andersen LLP as the independent auditors to audit the accounts of the Company for and during the fiscal year ending September 30, 2002. All members of the Board present at the meeting concurred in the selection of that firm. Arthur Andersen LLP has informed the Company that it has no direct or indirect material financial interest in the Funds or their affiliates. Arthur Andersen LLP has been the independent auditors for the Funds since the Company's commencement of operations.

         If the Company receives a written request from any shareholder of the Funds at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Company's financial statements, the Company will arrange to have a representative of Arthur Andersen LLP present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

                           INDEPENDENT AUDITOR'S FEES

         The following table sets forth the aggregate fees paid to Arthur Andersen LLP for the most recent fiscal year for professional services rendered for: (i) the audit of the annual financial statements and the review of the financial statements included in the Funds' reports to shareholders; (ii) financial information systems design and implementation services provided to the Company, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Company; and (iii) all other non-audit services provided to the Company, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Company. The Board has determined that the provision of non-audit services under clause (iii), which consist of tax return preparation for the Funds, are compatible with maintaining the independence of the independent auditors of the Company.



                                             Financial Information Systems
         Audit Fees Charged                  Design and Implementation Fees
         to the Funds                                                           Other Fees
         ----------------------------------- --------------------------------- -------------------------


         $ 33,000                            $          0                      $    6,700



           INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         The Board has overall responsibility for overseeing the management of the Funds. The Funds employ the Investment Adviser, Bremer Trust, National Association, Cold Spring Center, 4150 Second Street South, St. Cloud, Minnesota 56302-0986, to manage the Funds' investment portfolios and certain other business affairs. The Investment Adviser has managed the Funds since their inception, and has not served as investment adviser to any other registered investment company. The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101-2107, a bank holding company.

         The Investment Adviser has engaged Richfield Bank & Trust Co. to act as a sub-adviser to the Legacy Fund. The sub-adviser assists in the management of the Legacy Fund consistent with the Legacy Fund's objectives and policies, and under the direction and supervision of the Investment Adviser. The fees paid to the sub-adviser are included in the compensation the Legacy Fund pays to the Investment Adviser. Consequently, the services of the sub-adviser are at no additional cost to shareholders of the Legacy Fund. Richfield Bank & Trust Co. is a wholly owned subsidiary of Richfield State Agency, Inc., a Minnesota one bank holding company.

         The Funds have entered into an administration agreement with U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the administration agreement, the administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares the Funds' financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state regulatory authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services, keeps and maintains the Funds' financial and accounting records and generally assists in all aspects of the Funds' operations.

         The principal underwriter for the Funds is Rafferty Capital Markets, LLC, 1311 Mamaroneck Avenue, White Plains, New York 10605.

                               EXECUTIVE OFFICERS

         The following is a list of the current executive officers of the Company, all of whom have been elected by the Board to serve until their respective successors are elected. All of the current executive officers are "interested persons" of the Funds as defined in the Investment Company Act of 1940.

                                                                        Principal Occupations During Past Five Years
Name                                 Positions Held with Funds          and Age
--------------------------------     -------------------------------    ----------------------------------------------


Kenneth P. Nelson                    President and Director             Executive Vice President and Financial
                                                                        Services Director of Bremer Financial
                                                                        Corporation and Bremer Financial Services,
                                                                        Inc. since July 1999; Executive Vice
                                                                        President and Group President of Bremer
                                                                        Financial Corporation from December 1993 to
                                                                        July 1999; Vice President of Bremer
                                                                        Financial Corporation from January 1989 to
                                                                        December 1993; Director of Bremer Financial
                                                                        Services, Inc. since 1984; Chief Executive
                                                                        Officer of Bremer Bank, National
                                                                        Association, from May 1997 to December
                                                                        1998.  Age 62.

David J. Erickson                    Vice President                     Vice President/Portfolio Manager of Bremer
                                                                        Trust, National Association since January
                                                                        1993; Vice President-Investments of North
                                                                        Central Trust Company from September 1987 to
                                                                        January 1993. Age 53.

Sandra A. Schimek                    Vice President                     Senior Vice President/Chief Investment
                                                                        Officer of Bremer Trust, National
                                                                        Association since April 1999; Senior
                                                                        Portfolio Manager and various other
                                                                        positions with Banc One Investment Advisers
                                                                        from 1986 to April 1999. Age 47.

Timothy M. Johnson                   Vice President                     Vice President/Portfolio Manager of Bremer
                                                                        Trust, National Association since October
                                                                        2000; Senior Securities Analyst and various
                                                                        other positions with Lutheran Brotherhood
                                                                        from December 1994 to September 2000. Age 33.



Timothy Murphy                       Secretary                          Trust Compliance and Estate Administration
                                                                        Officer of Bremer Trust, National
                                                                        Association since January 2000; Compliance
                                                                        Officer and various other positions with
                                                                        National City Bank of Minneapolis from 1985
                                                                        to January 2000. Age 42.

Richard A. DiNello                   Treasurer                          Senior Vice President of Bremer Trust,
                                                                        National Association.  Mr. DiNello has held
                                                                        various positions with Bremer Trust since
                                                                        July 1986. Age 49.



                            REQUIRED SHAREHOLDER VOTE

         The affirmative vote of a majority of the votes cast at the Meeting is required to approve the election of directors and the ratification of the appointment of independent auditors. For each proposal, all shares of the Funds will be voted together, and not by Fund.

         THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO THE BOARD AND FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                                  OTHER MATTERS

         Management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals to be considered at the Funds' 2003 annual meeting of shareholders should send such proposals to the Secretary of the Company at Bremer Investment Funds, Inc., Cold Spring Center, 4150 Second Street South, St. Cloud, Minnesota 56302. In order to be considered at that meeting, shareholder proposals must be received by the Company no later than October 2, 2002 and must satisfy the other requirements of federal securities laws. As a Maryland corporation, the Company is not required to hold annual shareholder meetings. If no meeting is held in 2003, or is held before January 29, 2003 or after March 30, 2003, the Company may publish a new deadline for receipt of shareholder proposals in a report to shareholders.



Dated:   January 30, 2002

                                                                   FORM OF PROXY
                                                                   -------------


                                      PROXY

                          BREMER INVESTMENT FUNDS, INC.

                                BREMER BOND FUND
                            BREMER GROWTH STOCK FUND
                      LEGACY MINNESOTA MUNICIPAL BOND FUND


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned holder of shares of Common Stock of Bremer Bond Fund, Bremer Growth Stock Fund or Legacy Minnesota Municipal Bond Fund (collectively the "Funds"), each a series of Bremer Investment Funds, Inc., a Maryland corporation, hereby appoints Kenneth P. Nelson and Richard A. DiNello, as attorneys and proxies for the undersigned with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Funds which the undersigned is entitled to vote at the Meeting of Shareholders of the Funds to be held at the Best Western Kelly Inn, One Sunwood Drive, St. Cloud, Minnesota 56302, on Thursday, February 28, 2002, at 2:00 p.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated January 30, 2002 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                         ------------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                         ------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL OF THE NOMINEES AS DIRECTORS. Please refer to the Proxy Statement for a discussion of the proposal.


1.       ELECTION OF DIRECTORS (PROPOSAL ONE)

         The following are Nominees:

         Kenneth P. Nelson
         John M. Bishop
         John J. Feda
         Barbara A. Grachek
         David P. Melroe
         Lois E. Buermann

                                                           WITHHELD
         [_]      FOR ALL                             [_]  FROM ALL
                  NOMINEES                                 NOMINEES


         (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

2.       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL TWO)

         [_]  FOR          [_]  AGAINST              [_] ABSTAIN



                            [_] MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT. PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Note: Please sign exactly as name appears on the label affixed to this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



         Dated:  _____________, 2002         -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature if held jointly